DISTRIBUTIONS (Group 9A and Group 9B)

Interest remittance amount

                          For any distribution date and the related loan group, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans in the related loan group for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and
                          (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group, (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to interest and (v) excess interest provided by group 5 and group 6 as described under the
                          heading     "Cross-collateralization"    above.

Distributions of interest

                          The pass-through rate for each class of Group 9 Certificates, other than the Class 9-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the applicable Group 9 net funds cap, and
                          (iii) [11.00]%.

                          The amount of interest payable on each distribution date in respect of each class of Group 9 Certificates, other than the Class 9-X Certificates, will equal the sum of (1) current interest for such class on such date and (2) any carryforward interest for such class and date.

                          With respect to each distribution date, to the extent that a basis risk shortfall exists for any class of Group 9 Certificates, other than the Class 9-X Certificates, such class will be entitled to the amount of such basis risk shortfall, in accordance with the priority of payments described herein and from available amounts on deposit in the basis risk reserve fund. The source of funds on deposit in the basis risk reserve fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be
                          paid  on  the   Class   9-X   Certificates.

                          On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

                          (1) from the interest remittance amount for loan group 9A and loan group 9B, to the Group 9 Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date, provided that (a) amounts distributed to the Class 9-A-1 and Class 9-A-2 Certificates will reduce the interest remittance amount for loan group 9A before any reduction to the interest remittance amount for loan group 9B in respect of such distribution, and (b) amounts distributed to the Class 9-A-3, Class 9-A-4 and Class 9-A-5 Certificates will reduce the interest remittance amount for loan group 9B before any reduction to the interest remittance amount for loan group 9A in respect of such distributions;

                          (2) first, from the interest remittance amount for loan group 9B and then from the interest remittance amount for loan group 9A, to the Class 9-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

                          (3) first, from the interest remittance amount for loan group 9B and then from the interest remittance amount for loan group 9A, to the Class 9-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;


                          (4) first, from the interest remittance amount for loan group 9B and then from the interest remittance amount for loan group 9A, to the Class 9-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;


                          (5) first, from the interest remittance amount for loan group 9B and then from the interest remittance amount for loan group 9A, to the Class 9-M-4 Certificates, current interest and any carryforward interest for such class and such distribution date;

                          (6) for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (5) above for such distribution date.

Principal remittance amount

                          For any distribution date and the related loan group, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans in the related loan group, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the related seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv) amounts paid in connection with an optional termination, up to the amount of the par value for the related loan group,
                          (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal and (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to principal.

Overcollateralization
release amount

                          For any distribution date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which
                          (1) the overcollateralization amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amount for such date is applied on such date in reduction of the aggregate of the class principal balances of the Group 9 Certificates, exceeds (2) the targeted overcollateralization amount for such date.

Group 9A allocation
amount

                          For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 9A and the denominator of which is the principal remittance amount, in each case for that distribution date.

Group 9B allocation
amount

                          For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 9B and the denominator of which is the principal remittance amount, in each case for that distribution date.

Principal payment
amount

                          For any distribution date and loan groups 9A and 9B will be equal to the principal remittance amount for both loan groups for such date minus the overcollateralization release amount, if any, for such date.

Senior principal
payment amount

                          For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balance of the Group 9 Senior Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately [81.50]% and
                          (ii) the aggregate loan balance of the group 9A and group 9B mortgage loans for such distribution date and
                          (B) the amount, if any, by which (i) the aggregate loan balance of the group 9A and group 9B mortgage loans for such distribution date exceeds (ii) [0.50]% of the aggregate loan balance of the group 9A and group 9B mortgage loans as of the cut-off date.

Class 9-M-1 principal
payment amount

                          For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 9 Senior Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 9-M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [92.50]% and (ii) the aggregate loan group balance for loan groups 9A and 9B for such distribution date and (B) the amount, if any, by which
                          (i) the aggregate loan group balance for loan groups 9A and 9B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 9A and 9B as of the cut-off date.

Class 9-M-2 principal
payment amount
                          For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 9 Senior Certificates and the Class 9-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 9-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [96.50]% and (ii) the aggregate loan group balance for loan groups 9A and 9B for such distribution date and (B) the amount, if any, by which
                          (i) the aggregate loan group balance for loan groups 9A and 9B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 9A and 9B as of the cut-off date.

Class 9-M-3 principal
payment amount
                          For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 9 Senior Certificates, the Class 9-M-1 Certificates and the Class 9-M-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 9-M-3 Certificates immediately  prior to such  distribution  date exceeds
                          (y) the lesser of (A) the product of (i)  [98.00]% and
                          (ii) the aggregate loan group balance for loan groups 9A and 9B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 9A and 9B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 9A and 9B as of the cut-off date.

Class 9-M-4 principal
payment amount
                          For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 9 Senior Certificates, the Class 9-M-1 Certificates, the Class 9-M-2 Certificates and the Class 9-M-3 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 9-M-4 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [99.00]% and (ii) the aggregate loan group balance for loan groups 9A and 9B for such distribution date and (B) the amount, if any, by which
                          (i) the aggregate loan group balance for loan groups 9A and 9B for such distribution date exceeds (ii) 0.50% of the aggregate loan group balance for loan groups 9A and 9B as of the cut-off date.

Dirstributions of principal

                          The principal payment amount will be paid on each distribution date as follows:

                          I. On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

                          i) (a) from the principal remittance amount for loan group 9A, sequentially, first
                                       (x) to the Class  9-A-1  and Class  9-A-2
                                       Certificates   (allocated   as  described
                                       below*),   until  their  class  principal
                                       balances  are  reduced to zero,  and then
                                       (y)  approximately  [TBD]%  to the  Class
                                       9-A-3   Certificates,   until  its  class
                                       principal balance is reduced to zero, and
                                       approximately  [TBD]%,  sequentially,  to
                                       the   Class   9-A-4   and   Class   9-A-5
                                       Certificates, in that order, until their respective class principal balances are reduced to zero; and

                                      (b) from the principal  remittance  amount
                                      for loan group 9B, sequentially, first (x)
                                      approximately  [TBD]% to the  Class  9-A-3
                                      Certificates,  until its  class  principal
                                      balance   is   reduced   to   zero,    and
                                      approximately [TBD]%, sequentially, to the
                                      Class 9-A-4 and Class 9-A-5  Certificates,
                                      in  that  order,  until  their  respective
                                      class  principal  balances  are reduced to
                                      zero,  and then (y) to the Class 9-A-1 and
                                      Class  9-A-2  Certificates  (allocated  as
                                      described   below*),   until  their  class
                                      principal balances are reduced to zero;

                          ii) to the Class 9-M-1 Certificates, until its class principal balance has been reduced to zero;

                          iii) to the Class 9-M-2 Certificates, until its class principal balance has been reduced to zero;

                          iv) to the Class 9-M-3 Certificates, until its class principal balance has been reduced to zero;

                          v) to the Class 9-M-4 Certificates, until its class principal balance has been reduced to zero; and

                          vi) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (v) above.

                          II. On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

                          i) (a) from the principal remittance amount for loan group 9A, sequentially, first
                                       (x) to the Class  9-A-1  and Class  9-A-2
                                       Certificates   (allocated   as  described
                                       below*),   until  their  class  principal
                                       balances  are  reduced to zero,  and then
                                       (y)  approximately  [TBD]%  to the  Class
                                       9-A-3   Certificates,   until  its  class
                                       principal balance is reduced to zero, and
                                       approximately  [TBD]%,  sequentially,  to
                                       the   Class   9-A-4   and   Class   9-A-5
                                       Certificates, in that order, the Group 9A
                                       allocation amount, until their respective
                                       class  principal  balances are reduced to
                                       zero;  and ii)  (b)  from  the  principal
                                       remittance  amount  for  loan  group  9B,
                                       sequentially,   first  (x)  approximately
                                       [TBD]% to the Class  9-A-3  Certificates,
                                       until  its  class  principal  balance  is
                                       reduced   to  zero,   and   approximately
                                       [TBD]%, sequentially,  to the Class 9-A-4
                                       and  Class  9-A-5  Certificates,  in that
                                       order,   until  their   respective  class
                                       principal  balances  are reduced to zero,
                                       and then (y) to the Class 9-A-1 and Class
                                       9-A-2    Certificates    (allocated    as
                                       described    below*),    the   Group   9B
                                       allocation  amount,   until  their  class
                                       principal balances are reduced to zero;

                          ii) to the Class 9-M-1 Certificates, the Class 9-M-1 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

                          iii) to the Class 9-M-2 Certificates, the Class 9-M-2 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

                          iv) to the Class 9-M-3 Certificates, the Class 9-M-3 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

                          v) to the Class 9-M-4 Certificates, the Class 9-M-4 principal payment amount for such distribution date, until its class principal balance has been reduced to zero; and

                          vi) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (v) above.

Group 9A excess interest
amount

                          For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 9A and the denominator of which is the principal remittance amount for loan groups 9A and 9B, in each case for that distribution date.

Group 9B excess interest
amount

                          For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 9B and the denominator of which is the principal remittance amount for loan groups 9A and 9B, in each case for that distribution date.

Distribution of monthly
excess cashflow
                          On each  distribution  date,  monthly excess  cashflow
                          will  be  distributed   in  the  following   order  of
                          priority:

                          1) A) until the aggregate class principal balance of the Group 9 Certificates equals the aggregate loan balance of the group 9A and group 9B mortgage loans for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group 9 Certificates, in the following order of priority:

                          i) (a) from monthly excess interest derived from loan group 9A, first (x) to the Class 9-A-1 and Class 9-A-2 Certificates (allocated as described below*), until their class principal balances are reduced to zero, and then (y) approximately [TBD]% to the Class 9-A-3 Certificates, until its class principal balance is reduced to zero, and approximately [TBD]%, sequentially, to the Class 9-A-4 and Class 9-A-5 Certificates, in that order, the Group 9A excess interest amount, until their respective class principal balances are reduced to zero; and

                                      (b) first (x) approximately  [TBD]% to the
                                      Class 9-A-3 Certificates,  until its class
                                      principal  balance is reduced to zero, and
                                      approximately [TBD]%, sequentially, to the
                                      Class 9-A-4 and Class 9-A-5  Certificates,
                                      in  that  order,  until  their  respective
                                      class  principal  balances  are reduced to
                                      zero,  and then (y) to the Class 9-A-1 and
                                      Class  9-A-2  Certificates  (allocated  as
                                      described  below*),  the  Group 9B  excess
                                      interest   amount,   until   their   class
                                      principal balances are reduced to zero;

                          ii) to the Class 9-M-1 Certificates, until its class principal balance has been reduced to zero;

                          iii) to the Class 9-M-2 Certificates, until its class principal balance has been reduced to zero; and

                          iv) to the Class 9-M-3 Certificates, until its class principal balance has been reduced to zero;

                          v) to the Class 9-M-4 Certificates, until its class principal balance has been reduced to zero; and

                                (B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date as set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth above;

                          2) to the Class 9-M-1 Certificates, any deferred amount for such class;

                          3) to the Class 9-M-2 Certificates, any deferred amount for such class;

                          4) to the Class 9-M-3 Certificates, any deferred amount for such class;

                          5) to the Class 9-M-4 Certificates, any deferred amount for such class;

                          6) to the Class 9-A-1, Class 9-A-2, Class 9-A-3, Class 9-A-4 and Class 9-A-5 Certificates, any basis risk shortfall for such class

                          7) to the Class 9-M-1 Certificates, any basis risk shortfall for such class;

                          8) to the Class 9-M-2 Certificates, any basis risk shortfall for such class;

                          9) to the Class 9-M-3 Certificates, any basis risk shortfall for such class;

                          10) to the Class 9-M-4 Certificates, any basis risk shortfall for such class;

                          11) to the basis risk reserve fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

                          12)   to  the  Class  9-X  Certificates,   the  amount
                                distributable thereon pursuant to the pooling and servicing agreement; and

                          13) to the Class AR Certificates, any remaining amount (no payments are expected to be made to the Class AR Certificates under this clause).

*Distributions to the Class 9-
A-1 and Class 9-A-2
Certificates

                          Amounts allocable to the Class 9-A-1 and Class 9-A-2 Certificates shall be distributed sequentially to the Class 9-A-1 and Class 9-A-2 Certificates, in that order, until their respective class principal balances are reduced to zero, except that amounts allocable to the Class 9-A-1 and Class 9-A-2 Certificates shall be distributed pro rata to the Class 9-A-1 and Class 9-A-2 Certificates if:

                             1) With respect to any  Distribution  Date prior to
                                the Distribution Date in October 2007, cumulative collateral losses are less than [___%] of the aggregate intial collateral balance; or

                             2) With  respect  to any  Distribution  Date  on or
                                after the Distribution Date in October 2007, no Trigger Event is in effect.

Group 9 net funds caps

                          The  annual  pass-through  rates on each  Class of the
                          Group  9  Certificates   (other  than  the  Class  9-X
                          Certificates) are subject to the net funds caps.

                          On any distribution date, the Group 9, 9A and 9B net funds caps will each equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in the related loan group(s) for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

                          On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group 9 Certificates (other than the Class 9-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

                          Schedules of the Group 9, 9A and 9B net funds caps are included in this document.